EXHIBIT 23.2

                 CONSENT OF BEARD & COMPANY, INC.


     We hereby consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the First Leesport Bancorp, Inc. Employee Stock Purchase Plan, of our report, dated
January 21, 2000, relating to the consolidated financial statements of First Leesport Bancorp, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999.


                                /s/ BEARD & COMPANY, INC.

Reading, Pennsylvania
May 12, 2000



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